Exhibit (1)


              CONVERTIBLE DEBENTURE AND WARRANT PURCHASE AGREEMENT

         This Convertible Debenture and Warrant Purchase Agreement (this "Agreement") is made and entered into as of December 21, 1999 by and between Tengtu International Corp., a Delaware corporation (the "Company") and Top Eagle Holdings Limited, a British Virgin Island international business company (the "Investor").
         Whereas, the Company desires to issue to the Investor, and the Investor desires to purchase from the Company, the Company's convertible debenture, in the form attached to this Agreement as Exhibit A (the "Convertible Debenture"), and the Company's common stock warrant, in the form attached to this Agreement as Exhibit B (the "Warrant"), on the terms and conditions set forth in this Agreement;
         Now, therefore, the parties hereby agree as follows:
         1. AGREEMENT TO PURCHASE AND SELL THE CONVERTIBLE DEBENTURE AND THE WARRANT. The Company agrees to issue to the Investor, and the Investor agrees to purchase from the Company, at the Closing (as defined below), (a) the Debenture for an aggregate principal amount of One Million Five Hundred Thousand U.S. Dollars (US$1,500,000) and (b) the Warrant for US$0 (collectively, the "Purchase Price"). The Investor will notify the Company of the aggregate principal amount of Purchase Price in writing not less than two (2) business days prior to the Closing.

         2. CLOSING. The purchase and sale of the Convertible Debenture and the Warrant will take place at the offices of Hecht & Steckman, P.C., 60 East 42nd Street, Suite 5101, New York, New York 10165-5101, U.S.A., at 10:00 a.m. New York time, on December 23, 1999 or at such other time and place as the Company and the Investor mutually agree upon (which time and place are referred to in this Agreement as the "Closing"). At the Closing, the Company will deliver to the Investor the original Convertible Debenture and the original Warrant each executed by the Company against delivery to the Company by the Investor of the Purchase Price, paid by wire transfer of immediately available funds to the account designated by the Company in writing prior to the Closing.

         3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY. The Company hereby represents and warrants to the Investor that, except as set forth in the Schedule of Exceptions ("Schedule of Exceptions") attached to this Agreement as Exhibit C (which Schedule of Exceptions, when read together with this Section 3, shall be deemed to be representations and warranties to the Investor by the Company under this Section 3), the statements in the following paragraphs of this Section 3 are all true and complete as of the date hereof:

                  3.1 Organization, Good Standing and Qualification. The Company has been duly incorporated and organized, and is validly existing and, except as set forth in the Schedule of Exceptions, in good standing, under the laws of the State of Delaware. The Company has the corporate power and authority to enter into and perform this Agreement, the Convertible Debenture, the Warrant, and that certain Investor Rights Agreement dated as of the date hereof, between, inter alia, the Company and the Investor, the form of which is attached to this Agreement as Exhibit D (the "Investor Rights Agreement"), to own and operate its properties and assets and to carry on its business as currently conducted. To the best of its knowledge, the Company is duly qualified and is in good standing as a foreign corporation to do business in every jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, including, without limitation, British Columbia, Canada.

                  3.2 CAPITALIZATION. The capitalization of the Company immediately prior to the Closing consists of the following:

                      (a) COMMON STOCK. A total of one hundred million (100,000,000) authorized common shares, par value US$0.01 per share (the "Ordinary Shares"), of which a maximum of twenty million seven-hundred fifty-seven thousand six hundred seven (20,757,607) shares (including 210,000 shares issued or to be issued pursuant to options exercised by Hecht & Steckman, P.C. prior to the date hereof, and 750,000 shares to be issued to Zhang Fan Qi, a Company Director, pursuant to the terms of a July 20, 1999 agreement) are issued and outstanding.

                      (b) PREFERRED STOCK. A total of ten million (10,000,000) authorized preferred shares, par value US$0.01 per share (the "Preferred Shares"), of which none are issued and outstanding.

                      (c) OPTIONS, WARRANTS, RESERVED SHARES. The Company currently has options outstanding for the purchase of 2,650,000 Ordinary Shares. No single option holder has the option to purchase more than 300,000 Ordinary Shares. The Compensation Committee of the Company's Board of Directors has authorized the issuance of options to purchase up to an aggregate of 350,000 Ordinary Shares to an officer, to one of the Company's outside legal counsel and to a consultant, and has approved in principle an employment agreement with Comadex Industries, Ltd., a consulting company owned by Pak Kwan Cheung, Chairman and Chief Executive Officer of the Company (a draft of which is attached as Exhibit H hereto) providing for the issuance of up to Three Million (3,000,000) Ordinary Shares and options to purchase up to One Million (1,000,000) additional Ordinary Shares upon the occurrence of certain events. Except as set forth above there are no outstanding options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition from the Company of any Ordinary Shares or Preferred Shares or any securities convertible into or ultimately exchangeable or exercisable for any Ordinary Shares or Preferred Shares. No Ordinary Shares or Preferred Shares, or shares issuable upon exercise or exchange of any outstanding options, warrants or rights, or other shares issuable by the Company, are subject to any preemptive rights, rights of first refusal or other rights to purchase such shares (whether in favor of the Company or any other person), pursuant to any agreement or commitment of the Company.

                      (d) AUTHORIZATION. The outstanding Ordinary Shares of the Company are duly authorized and validly issued, fully paid and nonassessable, and have been approved by all requisite director, and, if required, shareholder action.

                  3.3 SUBSIDIARIES.

                      (a) GENERAL. Except for the companies described in the Schedule of Subsidiaries attached to this Agreement as Exhibit E (the "Subsidiaries"), the Company does not presently own or control, directly or indirectly, any interest in any other corporation, partnership, trust, joint venture, association or other entity. Each of the Subsidiaries is duly organized and validly existing under the laws of its jurisdiction of organization or incorporation as stated in Exhibit E; has all requisite corporate power and authority to own, lease and operate its properties and to carry on its business as now being conducted, and is duly qualified as a foreign corporation in all jurisdictions inwhich it is required to be so qualified. The Company's ownership percentage of each Subsidiary and the capitalization of each Subsidiary is as stated on Exhibit E. The Company's interest in each Subsidiary (as stated on Exhibit E) is owned by the Company free and clear of all liens, claims, charges and encumbrances, and except for holders of the common stock of each Subsidiary as set forth in Schedule E and pursuant to the terms of the Joint Venture Agreement July 30, 1996 between Tengtu Enterprises Limited and Beijing Tengtu Culture and Education Electronic Development Co., Ltd., as amended March 26, 1998, by an agreement between Tengtu International Corp. and Beijing Tengtu Culture and Education Electronic Development Co., Ltd., with respect to Tengtu United Electronics Development Co., Ltd., a sino-foreign entity joint venture duly organized and validly existing with the status of a legal person under the laws of the PRC (the "China Joint Venture") no person or entity has any right to participate in, or receive any payment based on any amount relating to, the revenue, income, value or net worth of the Subsidiaries or any component or portion thereof, or any increase or decrease in any of the foregoing. Each of the Subsidiaries engages only in the businesses set out with respect to such Subsidiary on Exhibit E.

                      (b) GOVERNMENT APPROVALS. To the best of the Company's knowledge, all required approvals, permits, licenses or registrations relating to the formation and operations of each Subsidiary have been properly obtained, and each of these approvals, permits, licenses or registrations of each such company is valid and effective, and as of the date hereof none of them has been revoked or modified.

                      (c) COMPLIANCE WITH LAW. To the best of the Company's knowledge, the scope of business of each Subsidiary and the actual operations thereof fully comply with all current applicable laws in its jurisdiction of organization or incorporation and in each jurisdiction in which it is required to be duly qualified as a foreign corporation or to be otherwise licensed to conduct business therein.

                      (d) BEIJING SUBSIDIARY. With respect to TIC Beijing Electronics Co., Ltd., a Chinese company (the "Beijing Subsidiary"): all of the registered capital of the Beijing Subsidiary has been fully paid by the Company and the Beijing Subsidiary has received a capital payment verification certificate issued by an authorized People's Republic of China ("PRC") accounting firm confirming that the amounts set forth with respect to such company in the preceding sentence have been paid in full. The Beijing Subsidiary has not reduced or increased its registered capital.

                      (e) China Joint Venture. With respect to the China Joint Venture, all of the registered capital of the China Joint Venture has been fully paid by the Company and Beijing Tengtu Culture and Education Electronic Development Co., Ltd. and the China Joint Venture has received a capital payment verification certificate issued by an authorized PRC accounting firm confirming that the amounts set forth with respect to such companies in the preceding sentence have been paid in full. The China Joint Venture has not reduced or increased its registered capital.

                      (f) LAND USE RIGHTS. Neither the China Joint Venture nor the Beijing Subsidiary has any land use rights in the PRC.

                  3.4 DUE AUTHORIZATION. All corporate action on the part of the Company's directors and shareholders necessary for the authorization, execution, delivery of, and the performance of all obligations of the Company under this Agreement, the Convertible Debenture, the Warrant and the Investor Rights Agreement, the authorization, issuance, reservation for issuance and delivery of all of the Ordinary Shares of the Company issuable upon conversion of the Convertible Debenture or upon exercise of the Warrant (collectively, the "Conversion Shares") has been taken or will be taken prior to the Closing, and this Agreement constitutes, and the Convertible Debenture, the Warrant and the Investor Rights Agreement, when executed and delivered, will constitute, valid and legally binding obligations of the Company, enforceable in accordance with their respective terms. The consummation of the transactions contemplated by this Agreement, the Convertible Debenture, the Warrant and the Investor Rights Agreement does not require the making of any amendment to the Certificate of Incorporation or the By-Laws of the Company, a true, correct and complete copy of each of which is attached to this Agreement as Exhibit F.

                  3.5 VALID ISSUANCE OF STOCK.

                      (a) The Convertible Debenture and the Warrant, when issued and paid for as provided in this Agreement, will be duly authorized and validly issued. The Conversion Shares have been duly and validly reserved for issuance thereof upon conversion of the Convertible Debenture or exercise of the Warrant and, when issued upon such conversion or exercise in accordance with the Convertible Debenture or the Warrant, as the case may be, will be duly authorized and validly issued, fully paid and nonassessable.

                      (b) Based in part on the representations made by the Investor in Section 4 hereof and in the Investment Letter attached as Exhibit G hereto (the "Investment Letter"), the offer and sale of the Convertible Debenture and the Warrant solely to the Investor in accordance with this Agreement and (assuming no change in currently applicable law or the Certificate of Incorporation of the Company, no transfer of the Convertible Debenture or the Warrant by a holder thereof and no commission or other remuneration is paid or given, directly or indirectly, for soliciting the issuance of Conversion Shares upon conversion of the Convertible Debenture or exercise of the Warrant) the issuance of the Conversion Shares to the Investor will be exempt from the registration and prospectus delivery requirements of the U.S. Securities Act of 1933, as amended (the "1933 Act").

                  3.6 GOVERNMENTAL CONSENTS. To the best of the Company's knowledge, no consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with any court, governmental agency, regulatory authority or political subdivision thereof, or any other entity, is required in connection with the execution, delivery and performance by the Company of this Agreement, the Convertible Debenture, the Warrant and the Investor Rights Agreement in order to consummate the transactions contemplated in this Agreement, the Convertible Debenture, the Warrant and the Investor Rights Agreement to which it is a party.

                  3.7 LITIGATION. There is no action, suit, proceeding, claim, arbitration or investigation pending (or, to the best knowledge of the Company, currently threatened) against the Company or any Subsidiary, their respective activities, properties or assets or, to the best of the Company's knowledge, against any officer, director or key employee of the Company or any Subsidiary in connection with such officer's, director's or key employee's relationship with, or actions taken on behalf of, the Company or any Subsidiary. The Company has no knowledge or belief that there is pending or threatened any claim or litigation against the Company contesting its right to produce, manufacture, sell, use or offer any product, process, method, substance, part or other material or service presently produced, manufactured, sold, used or offered or planned to be produced, manufacture, sold, used or offered by the Company or any of its Subsidiaries. The Company has no knowledge or belief that there exists, or there is pending or planned, any patent, invention, device, application or principle, which would materially adversely affect the condition, financial or otherwise, or the operations of the Company or its Subsidiaries.

                  3.8 STATUS OF PROPRIETARY ASSETS.

                      (a) STATUS. To the best of its knowledge, the Company and each of its Subsidiaries has full title and ownership of, or is duly licensed under or otherwise authorized to use, all patents, patent applications, trademarks, service marks, trade names, copyrights, mask works, trade secrets, confidential and proprietary information, designs and proprietary rights (all of the foregoing collectively hereinafter referred to as the "Proprietary Assets"), necessary to enable it to carry on its business as now conducted without any conflict with or infringement of the rights of others. The Schedule of Exceptions sets forth all of the Company's and the Subsidiaries' Proprietary Assets. The Company has not received any notice or claim of, nor does it have any knowledge of, any infringement or misappropriation by the Company or any Subsidiary of the asserted rights of others. The Company is not aware of any infringement or misappropriation by others of its or its Subsidiaries' Proprietary Assets. The Company and each Subsidiary has taken substantially all reasonable steps necessary or appropriate to establish and maintain its ownership of its Proprietary Assets. The Company has no actual knowledge that any of its or its Subsidiaries' key employees is obligated under any contract or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of the Company or that would conflict with the Company's business as proposed to be conducted. Except as set forth on the Schedule of Exceptions, the Company does not believe it is or will be necessary to utilize any inventions, trade secrets or proprietary information of any of its key employees made prior to their employment by the Company or any Subsidiary, except for inventions, trade secrets or proprietary information that have been assigned or licensed to the Company.

                      (b) LICENSES; Other Agreements. Except for the licenses and co-operation agreements described in the Schedule of Licenses attached to this Agreement as Exhibit I or as set forth on the Schedule of Exceptions, neither the Company nor any Subsidiary has granted, and, to the best of the Company's knowledge, there are not outstanding, any options, licenses or agreements of any kind relating to any Proprietary Asset of the Company or any Subsidiary, nor is the Company or any Subsidiary bound by or a party to any option, license or agreement of any kind with respect to any of its Proprietary Assets. Neither the Company nor any Subsidiary is obligated to pay any royalties or other payments to third parties with respect to the marketing, sale, distribution, manufacture, license or use of any Proprietary Asset or any other property or rights other than as set forth in the Schedule of Exceptions.


                  3.9 COMPLIANCE WITH LAW AND DOCUMENTS. To the best of the Company's knowledge, neither the Company nor any Subsidiary is in violation or default of any provisions of its respective charter documents, as amended, and to the best of the Company's knowledge, except for any violations that individually and in the aggregate would have no material adverse impact on the Company's business or its consolidated financial condition, the Company and each Subsidiary is in compliance with all applicable statutes, laws, regulations and executive orders of the governmental bodies and agencies having jurisdiction over the Company's (or any Subsidiary's) or its respective business or properties. The Company has not received any notice of any violation of any such statute, law, regulation or order which has not been remedied prior to the Closing. The execution, delivery and performance of this Agreement, the Convertible Debenture, the Warrant and the Investor Rights Agreement and the consummation of the transactions contemplated hereby or thereby will not result in any such violation or default, or be in conflict with or result in a violation or breach of, the Certificate of Incorporation or the By-Laws of the Company, any judgment, order or decree of any court or arbitrator to which the Company or any Subsidiary is a party or is subject, any agreement or contract of the Company or any Subsidiary, or, to the Company's best knowledge, a violation of any statute, law, regulation or order, or an event which results in the creation of any lien, charge or encumbrance upon any asset of the Company or any Subsidiary.

                  3.10 RELATED-PARTY TRANSACTIONS. No employee, officer or director of the Company or any Subsidiary or member of his or her immediate family is indebted to the Company or any Subsidiary, nor is the Company or any Subsidiary indebted (or committed to make loans or extend or guarantee credit) to any of them, except as otherwise described in the Schedule of Exceptions. To the best of the Company's knowledge, none of such persons has any direct or indirect ownership in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship, or any firm or corporation that competes with the Company and its Subsidiaries, except that employees, officers or directors of the Company and its Subsidiaries and members of their immediate families may own non-controlling interests in stock of publicly traded companies that may compete with the Company. To the best of the Company's knowledge, no such officer or director or any member of their immediate families is, directly or indirectly, interested in any material contract with the Company or any Subsidiary.

                  3.11 PERMITS. To the best of the Company's knowledge, the Company and each of its Subsidiaries has, or is in the process of obtaining, all franchises, permits, licenses and any similar authority necessary for the conduct of its business as now being conducted by it, the lack of which could materially and adversely affect its business, properties or financial condition and believes it can obtain, without undue burden or expense, any similar authority for the conduct of its business as planned to be conducted. Neither the Company nor any Subsidiary is in default in any material respect under any of such franchises, permits, licenses or other similar authority.

                  3.12 REGISTRATION RIGHTS AND OTHER SHAREHOLDER RIGHTS. Except as provided in the Investor Rights Agreement, the Company is not under any obligation to register under the 1933 Act, any of its currently outstanding securities or any securities issuable upon exercise or conversion of its currently outstanding securities nor is the Company obligated to register or qualify any such securities under the securities laws of any state of the United States or to list any of its shares in any other jurisdiction. To the best of the Company's knowledge, except as contemplated in this Agreement or the Investor Rights Agreement and except for a voting trust arrangement among Pak Kwan Cheung, Jing Lian, Nan Hai and Xiofeng Lin, President of the Joint Venture and Beijing Tengtu Culture and Education Electronic Development Co., Ltd. (the "Voting Group") and Pak Kwan Cheung pursuant to which Pak Kwan Cheung has the right to vote the shares of the Voting Group, no voting or similar agreements exist related to the Company's securities which are presently outstanding or that may hereafter be issued.

                  3.13 TITLE TO PROPERTY AND ASSETS. Except as set forth on the Schedule of Exceptions, the properties and assets the Company and each Subsidiary owns are owned by it free and clear of all mortgages, deeds of trust, liens, encumbrances and security interests except for statutory liens for the payment of current taxes that are not yet delinquent and liens, encumbrances and security interests which arise in the ordinary course of business and which do not affect material properties and assets of the Company or such Subsidiary. With respect to the property and assets it leases, the Company and each Subsidiary is in material compliance with such leases. The Company owns or leases all properties and assets necessary to conduct its business and operations as presently conducted.

                  3.14 FINANCIAL STATEMENTS. Except as set forth on the Schedule of Exceptions, the Company has previously furnished to the Investor an audited consolidated balance sheet as of June 30, 1999 for the Company and the Subsidiaries and the related consolidated statements of operations, stockholders' equity and cash flows for each of the two fiscal years in the period the ended (collectively, the "Financial Statements"). The Financial Statements have been prepared in accordance with GAAP applied on a consistent basis, and fairly present the consolidated financial position of the Company and its Subsidiaries as of such date. The Company has no material liabilities (matured or unmatured, fixed or contingent) other than those set forth on the Schedule of Exceptions.

                  3.15 ACTIVITIES SINCE JUNE 30, 1999. Since June 30, 1999, there has not been:

                      (a) any damage, destruction or loss, whether or not covered by insurance, materially and adversely affecting the assets, properties, financial condition, operating results, prospects or business of the Company and its Subsidiaries (as presently conducted and as presently proposed to be conducted);

                      (b) any waiver by the Company or its Subsidiaries of a valuable right or of a material debt owed to any of them;

                      (c) any material change or amendment to a material contract or arrangement by which the Company or its Subsidiaries or any of their respective assets or properties is bound or subject, except as set forth on the Schedule of Exceptions;

                      (d) any resignation or termination of any key officers of the Company or its Subsidiaries, and the Company, to the best of its knowledge, does not know of the impending resignation or termination of employment of any such officer;

                      (e) any declaration or payment of any dividend or other distribution of the assets of the Company or its Subsidiaries;

                      (f) any debt, obligation or liability incurred, assumed or guaranteed by the Company or its Subsidiaries, except those for immaterial amounts and for current liabilities incurred in the ordinary course of business; and

                      (g) any material adverse change in the assets, properties, financial condition or operating results of the Company or its Subsidiaries.

                  3.16 LABOR AGREEMENTS AND ACTIONS. Neither the Company nor any Subsidiary is bound by or subject to any contract, commitment or arrangement with any labor union, and, to the best of the Company's knowledge, no labor union has requested, sought or attempted to represent any employees, representatives or agents of the Company or any Subsidiary. There is no strike or other labor dispute involving the Company or any Subsidiary pending nor, to the best of the Company's knowledge, threatened, nor is the Company aware of any labor organization activity involving its or its Subsidiary's employees. To the best of the Company's knowledge, no key employee of the Company or any Subsidiary is or will be in violation of any judgment, decree or order, or any term of any employment contract, patent disclosure agreement, or other contract or agreement relating to the relationship of any such employee with the Company or any other party because of the nature of the business conducted by the Company or its Subsidiaries or to the use by the employee of his best efforts with respect to such business. Except as set forth in the Schedule of Exceptions, neither the Company nor any Subsidiary is a party to or bound by any currently effective employment contract (other than contracts that can be terminated on an at-will basis), deferred compensation agreement, bonus plan, incentive plan, profit sharing plan, retirement agreement, or other employee compensation agreement. The Company is not aware that any officer or key employee, or any group of key employees, intends to terminate their employment with the Company or any Subsidiary, nor does the Company or any Subsidiary have a present intention to terminate the employment of any of the foregoing.

                  3.17 DISCLOSURE. To the best of the Company's knowledge, no representation, warranty or statement by the Company in this Agreement, or in any exhibit, schedule, statement or certificate furnished to the Investor pursuant to this Agreement, when read as a whole, contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements made herein, in light of the circumstances under which they were made, not misleading.

                  3.18 PROJECTIONS; MATERIAL FACTS. In connection with the transactions contemplated by this Agreement, the Company has furnished to the Investor certain projected budgets, financial statements and forecasts. Such projected budgets, financial statements and forecasts were prepared by the Company in good faith based on its best knowledge, information and belief. The Company knows of no information or fact which has or would have a material adverse effect on the financial condition, business or business prospects of the Company which has not been disclosed to the Investor.

                  3.19 MINUTE BOOKS. Except as set forth in the Schedule of Exceptions, the minute books of the Company contain a complete summary of all meetings of directors and stockholders since the time of incorporation and reflect all transactions referred to in such minutes are accurately described in all material respects. The Subsidiaries of the Company have not maintained minute books.

                  3.20 CONTRACTS AND COMMITMENTS, ETC. Except as set forth in the Schedule of Exceptions, neither the Company nor any Subsidiary is a party to any contracts or commitments (or group of related contracts or commitments) other than contracts entered into in the ordinary course of business and which do not involve more than US$100,000 or have a term (including renewals or extensions optional with another party) of more than one year from the date thereof. For the purpose of this Section 3.20, "ordinary course of business" shall mean the business conducted by the Company or any Subsidiary as set forth in the Company's report on Form 10-KSB for the fiscal year ended June 30, 1999 or any business substantially similar to such business. Neither the Company nor any Subsidiary is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement or instrument to which any of them is a party which may result in any material adverse change in the condition, financial or other, of the Company and its Subsidiaries.

                  3.21 NO DIRECTED SELLING EFFORTS. The Company has not engaged in any advertising or any other promotional activity in the United States that would constitute "Directed Selling Efforts" (as such term is defined in Rule 902(b) of Regulation S of the Securities Act) during the twelve (12) months immediately preceding the date hereof.

                  3.22 YEAR 2000. To the best of the Company's knowledge, all computer systems (including hardware, equipment with embedded computer chips, software, networks, interfaces and data storage) (the "Systems") used or incorporated in products manufactured and distributed by the Company and each Subsidiary, which are material to its respective business, are Year 2000 Compliant. For purposes of this Section 3.22, "Year 2000 Compliance" of a System means that neither its performance nor functionality will be affected by dates prior to, during or after the year 2000 and which would have a material adverse effect on the Company or such Subsidiary.

                  3.23 INVESTMENT COMPANY ACT. The Company is not an "investment company" under the Investment Company Act of 1940, as amended.

                  3.24 TAX MATTERS.

                      (a) Except for those filings required for the Company's fiscal year ending June 30, 1999, the Company and each Subsidiary have filed all Tax Returns which they are required to file under all applicable laws; all such Tax Returns are true and accurate and have been prepared in compliance with all applicable laws; each of the Company and each Subsidiary has paid all Taxes due and owing by it (whether or not such Taxes are required to be shown on a Tax Return) and has withheld and paid over to the appropriate taxing authorities all Taxes which it is required to withhold from amounts paid or owing by it to any employee, stockholder, creditor or other third party, and since June 30, 1999, the charges, accruals and reserves for Taxes with respect to the Company (including any provisions for deferred income taxes) reflected on the books of the Company are adequate to cover any Tax liability of the Company if its current tax year were treated as ending on the date hereof.

                      (b) No Claim has been made by a taxing authority in a jurisdiction where neither the Company nor any Subsidiary does not file Tax Returns that such corporation is or may be subject to taxation by the jurisdiction. There are no foreign, federal, state or local tax audits or administrative or judicial proceedings pending or being conducted with respect to the Company or any of its Subsidiaries; no information related to Tax matters has been requested by any foreign, federal, state or local taxing authority. There are no material unresolved questions or claims concerning the Tax liability of the Company or any Subsidiary.

                      (c) For purposes of this Section 3.24: (i) "Tax" or "Taxes" means federal, state, county, local, foreign or other income, gross receipts, ad valorem, franchise, profits, sales or use, transfer, registration, excise, utility, environmental, communications, real or personal property, capital stock, license, payroll, wage or other withholding, employment, social security, severance, stamp, estimated and other taxes of any kind whatsoever (including, without limitation, deficiencies, penalties, additions to tax and interest attributable thereto) whether disputed or not; and (ii) "Tax Return" means any return, information report or filing with respect to Taxes, including any schedules attached thereto and including any amendment thereof.

                  3.25 FURTHER REPRESENTATIONS REGARDING ORDINARY SHARES. The Company is in compliance with all requirements for the continued trading or quotation of the Ordinary Shares and the Ordinary Shares are currently traded or quoted on the National Association of Securities Dealers Over the Counter Bulletin Board Market ("OTCBB"). The Company has not received any notice regarding, and to the best of its knowledge there is no threat, of the termination or discontinuance of the eligibility of the Ordinary Shares for such listing or the commencement of any enforcement action by the United States Securities and Exchange Commission. The Company does not have, and is not currently required to have, any shares registered under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

         4. REPRESENTATIONS, WARRANTIES AND CERTAIN AGREEMENTS OF INVESTOR. The Investor hereby represents and warrants to, and agrees with, the Company that:

                  4.1 AUTHORIZATION. This Agreement constitutes its valid and legally binding obligation, enforceable in accordance with its terms. The Investor represents that it has full power and authority to enter into this Agreement, the Investor Rights Agreement and the Ancillary Agreements to which it is a party.

                  4.2 PURCHASE FOR OWN ACCOUNT. The Convertible Debenture and the Warrant to be purchased by such Investor hereunder, including the Conversion Shares, will be acquired for investment for such Investor's own account, not as a nominee or agent, and not with a view to the public resale or distribution thereof, and such Investor has no present intention of selling, granting any participation in, or otherwise distributing the same. The Investor also represents that the sole shareholder of such Investor has not been formed for the specific purpose of acquiring the Convertible Debenture and the Warrant.

                  4.3 DISCLOSURE OF INFORMATION. The Investor believes it has received or has had full access to all the information it considers necessary or appropriate to make an informed investment decision with respect to the Convertible Debenture and the Warrant to be purchased by the Investor under this Agreement. The Investor further has had an opportunity to ask questions and receive answers from the Company regarding the terms and conditions of the offering of the Convertible Debenture and the Warrant and to obtain additional information (to the extent the Company possessed such information or could acquire it without unreasonable effort or expense) necessary to verify any information furnished to such Investor or to which the Investor had access. The foregoing, however, does not in any way limit or modify the representations and warranties made by the Company in Section 3. The Investor has not relied on any oral representation made by the Company or any Subsidiary, or any officer, director or employee of the Company or any Subsidiary.

                  4.4 INVESTMENT EXPERIENCE. The Investor understands that the purchase of the Convertible Debenture and the Warrant involves substantial risk. The Investor (a) has experience as an investor in securities of companies in the development stage and acknowledges that the Investor can bear the economic risk of the Investor's investment in the Convertible Debenture and the Warrant and has such knowledge and experience in financial or business matters that the Investor is capable of evaluating the merits and risks of this investment in the Convertible Debenture and the Warrant and protecting its own interests in connection with this investment and/or (b) has a preexisting business relationship with the Company and certain of its officers, directors or controlling persons of a nature and duration that enables the Investor to be aware of the character, business acumen and financial circumstances of such persons.

                  4.5 ACCREDITED INVESTOR STATUS. The Investor is an "accredited investor" within the meaning of Regulation D promulgated under the 1933 Act.

                  4.6 RESTRICTED SECURITIES. The Investor understands that the Convertible Debenture and the Warrant and, if applicable, the Conversion Shares, are characterized as "restricted securities" under the 1933 Act inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that under the 1933 Act and applicable regulations thereunder such securities may be resold without registration under the 1933 Act only in certain limited circumstances. In this connection, such Investor represents that the Investor is familiar with Rule 144 of the U.S. Securities and Exchange Commission (the "SEC"), as presently in effect, and understands the resale limitations imposed thereby and by the 1933 Act. The Investor understands that the Company is under no obligation to register any of the securities sold hereunder except as provided in the Investor Rights Agreement. The Investor understands that no public market now exists for either of the Convertible Debenture or the Warrants and that it is uncertain whether a public market will ever exist for the Convertible Debenture, the Warrant or the Conversion Shares.

                  4.7 FURTHER LIMITATIONS ON DISPOSITION. Without in any way limiting the representations set forth above, the Investor further agrees not to make any disposition of all or any portion of the Convertible Debenture, the Warrant or the Conversion Shares except:

                      (a) pursuant to a registration statement under the 1933 Act covering such disposition; or

                      (b) pursuant to an exemption from registration under the 1933 Act, including, without limitation, Rule 144, Rule 144A or Regulation S thereunder.

                  4.8 LEGENDS. It is understood that the certificates evidencing the Convertible Debenture, the Warrant and the Conversion Shares will bear the respective legends set forth below:

         CONVERTIBLE DEBENTURE
         ---------------------
                  NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR CANADIAN PROVINCE, OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

         WARRANT
         -------
                  NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR CANADIAN PROVINCE, OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

         CONVERSION SHARES
         -----------------
                  THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR CANADIAN PROVINCE, OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THESE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.

The legends set forth above shall be removed by the Company from any certificate evidencing the Convertible Debenture, the Warrant or Conversion Shares upon delivery to the Company of an opinion by counsel, reasonably satisfactory to the Company, that a registration statement under applicable securities laws is at that time in effect with respect to the legended security or that such security can be freely transferred in a public sale without such a registration statement being in effect and that such transfer will not jeopardize the exemption or exemptions from registration pursuant to which the Company issued the Convertible Debenture, the Warrant or Conversion Shares.

                  4.9 NO RELIANCE ON ORAL STATEMENTS. The Investor, in purchasing the Convertible Debenture and Warrant, is not relying on any oral representations, promises or statements made by the Company, any Subsidiary or any officer, director or employee of the Company or a Subsidiary.

                  4.10 TRANSFEREE UNDERTAKING. In connection with any disposition of all or any portion of the Convertible Debenture, the Warrant or the Conversion Shares (collectively, the "Securities") permitted pursuant to
Section 4.7, the Investors shall obtain an undertaking from each offeree or purchaser of the Securities pursuant to which the offeree or purchaser shall represent and warrant the following:

                      (a) It understands that the Securities have not been registered under the 1933 Act and that, if in the future it decides to offer, sell, pledge or otherwise transfer such Securities, such Securities may be offered, sold, pledged or otherwise transferred only (i) to a person whom the seller reasonably believes is a qualified institutional buyer in a transaction meting the requirements of Rule 144A, (ii) in an offshore transaction pursuant to and in compliance with Regulation S, (ii) pursuant to an exemption from registration under the 1933 Act provided by Rule 144, if available, or (iv) pursuant to a registration statement under the 1933 Act covering such disposition, in all cases in accordance with all applicable securities laws of any state of the United States or any Canadian province.

                      (b) It understands that the Securities will contain a legend to the following effect unless the Company determines such legend is not necessary under applicable laws:

                  "THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED, AN SUCH SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT (1) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A UNDER SUCH ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (2) IN AN OFFSHORE TRANSACTION PURSUANT TO REGULATION S UNDER SUCH ACT OR (3) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER SUCH ACT PROVIDED BY RULE 144, IF AVAILABLE, IN EACH CASE IN ACCORDANCE WITH ANY APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR CANADIAN PROVINCE."

                      (c) If the oferree or transferee is a qualified institutional buyer as defined in Rule 144A of the 1933 Act, that it is aware that the sale to it is being made in reliance on Rule 144A and it is acquiring the Securities for its own account or for the account of a qualified institutional buyer.

         5. CONDITIONS TO INVESTOR'S OBLIGATIONS AT CLOSING. The obligations of the Investor under Section 2 of this Agreement are subject to the fulfillment or waiver, on or before the Closing, of each of the following conditions:

                  5.1 Representations and Warranties True. Each of the representations and warranties of the Company contained in Section 3 shall be true and complete on and as of the Closing with the same effect as though such representations and warranties had been made on and as of the date of the Closing.

                  5.2 PERFORMANCE. The Company shall have performed and complied with all agreements, obligations and conditions contained in this Agreement that are required to be performed or complied with by it on or before the Closing and shall have obtained all approvals, consents and qualifications necessary to complete the purchase and sale described herein.

                  5.3 COMPLIANCE CERTIFICATE. The Company shall have delivered to the Investor at the Closing a certificate signed on its behalf by the Chairman of the Company's Board of Directors certifying that the conditions specified in Sections 5.1, 5.2 and 5.3 have been fulfilled and stating that there shall have been no material adverse change in the business, affairs, operations, properties, assets or condition of the Company or any of its Subsidiaries not previously disclosed to the Investor in writing.

                  5.4 SECURITIES EXEMPTIONS. The offer and sale of the Convertible Debenture and the Warrant to the Investor pursuant to this Agreement shall be exempt from the registration requirements of the 1933 Act.

                  5.5 PROCEEDINGS AND DOCUMENTS. All corporate and other proceedings in connection with the transactions contemplated at the Closing and all documents incident thereto shall be reasonably satisfactory in form and substance to the Investor, and it shall each have received all such counterpart originals and certified or other copies of such documents as it may reasonably request. Such documents shall include (but not be limited to) the following:

                      (a) CERTIFIED CHARTER DOCUMENTS. A copy of the Certificate of Incorporation and the By-Laws of the Company (as amended through the date of the Closing) and a copy of the charter documents of each Subsidiary, certified by the Chairman of the Company's Board of Directors as true and correct copies thereof as of the Closing.

                      (b) CORPORATE ACTIONS. A copy of the resolutions of the Board of Directors of the Company evidencing the adoption of resolutions authorizing the execution, delivery and performance of this Agreement and the Investor Rights Agreement, the execution, issuance and performance of the Convertible Debenture and the Warrant and the other matters contemplated hereby and thereby, certified by an Executive Director of the Company to be true, complete and correct.

                  5.6 OPINION OF COMPANY COUNSEL. The Investor shall have received an opinion from Hecht & Steckman, P.C. in form and substance reasonably satisfactory to the Investor that:

                      (a) the Convertible Debenture and Warrant are validly issued;

                      (b) upon conversion of the Convertible Debenture or exercise of the Warrant, the Conversion Shares will be validly issued, fully paid and non-assessable;

                      (c) the Company has been duly incorporated and is validly existing in good standing under the laws of the State of Delaware, has the corporate authority to enter into and perform this Agreement and the Investor Rights Agreement and has the corporate power to own and operate its properties and assets and to carry on its business as currently conducted;

                      (d) the capitalization of the Company is as set forth herein;

                      (e) all corporate action on the part of the Company's directors and shareholders necessary for the authorization, execution and delivery of, and the performance of all obligations of the Company under this Agreement, the Investor Rights Agreement, the Convertible Debenture and the Warrant has been taken and that this Agreement, the Investor Rights Agreement, the Convertible Debenture and the Warrant will constitute valid and legally binding obligations of the Company, enforceable in accordance with their respective terms;

                      (f) the execution, delivery and performance of this Agreement, the Convertible Debenture, the Warrant and the Investor Rights Agreement, and the compliance by the Company with the terms and provisions thereof do not contravene any law, public rule or regulation or the Certificate of Incorporation of the Company, and do not require the consent or approval of, or the giving of notice to, or the registration or filing with or the taking of any other action in respect of, any governmental or judicial authority or agency;

                      (g) the offer and sale of the Convertible Debenture and Warrant to the Investor in accordance with this Agreement and the issuance of the Conversion Shares to the Investor will be exempt from the registration and prospectus delivery requirements of the Securities Act of 1933; and

                      (h) the Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  5.7 INVESTOR RIGHTS AGREEMENT. The Company, Pak Kwan Cheung, the Majority Shareholders (as defined in the Investor Rights Agreement) and the Investor shall have executed and delivered the Investor Rights Agreement.

                  5.8 RESERVATION OF UNDERLYING STOCK. The Ordinary Shares issuable on conversion of the Convertible Debenture and the exercise of the Warrant shall have been duly authorized and reserved for issuance upon such conversion and exercise.

                  5.9 COMPLETION OF DUE DILIGENCE. The Investor shall have completed its legal and financial due diligence, the results of which shall be reasonably satisfactory to the Investor, and the Company shall have reasonably cooperated with the Investor in connection therewith.

                  5.10 EXHIBITS. The Company shall be provided the completed Schedule of Exceptions and Exhibit E to the Investor, the form and substance of each of which shall be acceptable to the Investor in its absolute and sole discretion.

                  5.11 INSURANCE. The Company and the Investors shall have agreed upon an insurance plan for the Company and its Subsidiaries, including the amount and types of coverage to be put into place.

         6. CONDITIONS TO THE COMPANY'S OBLIGATIONS AT CLOSING. The obligations of the Company to the Investor under this Agreement are subject to the fulfillment or waiver on or before the Closing of each of the following conditions by the Investor:

                  6.1 REPRESENTATIONS AND WARRANTIES. The representations and warranties of the Investor contained in Section 4 shall be true and complete on the date of the Closing with the same effect as though such representations and warranties had been made on and as of the Closing.

                  6.2 Payment of Purchase Price. The Investor shall have delivered to the Company the Purchase Price in accordance with the provisions of
Section 2.

                  6.3 Securities Exemptions. The offer and sale of the Convertible Debenture and the Warrant to the Investor pursuant to this Agreement shall be exempt from the registration requirements of the 1933 Act.

         7.   POST-CLOSING COVENANTS OF INVESTOR.

                  7.1 CONFIDENTIALITY.

                      (a) The Investor acknowledges that the Company could be irreparably damaged if confidential information concerning the business and affairs of the Company were disclosed to or utilized on behalf of any person. The Investor covenants and agrees to and with the Company that, except as otherwise provided in this Agreement, it will not, at any time, directly or indirectly, without the prior written consent of the Company, divulge, or permit any of its partners, shareholders, directors, officers, employees or agents to divulge to any person any non-public information concerning the business or financial or other affairs, or any of the methods of doing business used by the Company or any of its Subsidiaries, nor release any information provided pursuant to or concerning this Agreement, the Investor Rights Agreement or any Ancillary Agreement or the transactions contemplated by this Agreement, the Investor Rights Agreement or any Ancillary Agreement if such release is intended for, or may result in, its public dissemination. The foregoing requirements of confidentiality shall not apply to information: (i) that is now or in the future becomes freely available to the public through no fault of or action by the using or disclosing party; (ii) that is in the possession of the using or disclosing party prior to the time such information was obtained from the Company or that is independently acquired by the using or disclosing party without the aid, application or use of such other information; (iii) that is obtained by the using or disclosing party in good faith without knowledge of any breach of a secrecy arrangement from a third party; (iv) that is required to be disclosed by applicable law or order of government agency or self-regulatory body; or (v) that is disclosed in connection with any bona-fide offer to purchase any shares in the Company; provided that the proposed transferor obtains an undertaking from the proposed transferee to keep such information confidential in accordance with the provision of this Section 7.1 prior to such disclosure.

                      (b) The Investor and the Company agree to consult with each other (and to take into consideration any comments reasonably raised by any such party) prior to the dissemination of any press release or public communication concerning this Agreement, the Investor Rights Agreement or any Ancillary Agreement or the transactions contemplated by this Agreement, the Investor Rights Agreement or any Ancillary Agreement. Any such press release or public communication shall be subject to the approval of both the Company and the Investor.

                      (c) This Section 7.1 will survive termination of this Agreement, the Investor Rights Agreement and the Ancillary Agreements.

         8.   GENERAL PROVISIONS.

                  8.1 SURVIVAL OF WARRANTIES; INVESTIGATION. The representations, warranties and covenants of the Company and the Investor contained in or made pursuant to this Agreement shall survive the execution and delivery of this Agreement and the Closing. It shall be no defense to an action for breach of this Agreement that the Investor or its agents have (or have not) made investigations into the affairs of the Company or that the Company could not have known of the misrepresentation or breach of warranty. Damages for breach of a representation or warranty or other provision of this Agreement shall not be diminished by alleged tax savings resulting to the complaining party as a result of the loss complained of.

                  8.2 SUCCESSORS AND ASSIGNS. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties, except that the Company may not assign or transfer any of its rights or obligations under this Agreement.

                  8.3 GOVERNING LAW; JURISDICTION. This Agreement and the enforcement thereof shall be governed by and construed under the internal laws of the State of New York. The parties hereto consent to the non-exclusive jurisdiction of any New York State or Federal court sitting in the City of New York and any appellate court from any thereof in any action or proceeding arising out of or relating to this Agreement.

                  8.4 COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

                  8.5 HEADINGS. The headings and captions used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement. All references in this Agreement to sections, paragraphs, exhibits and schedules shall, unless otherwise provided, refer to sections and paragraphs hereof and exhibits and schedules attached hereto, all of which exhibits and schedules are incorporated herein by this reference.

                  8.6 NOTICES. Any and all notices required or permitted to be given to a party pursuant to the provisions of this Agreement will be in writing and will be effective and deemed to provide such party sufficient notice under this Agreement on the earliest of the following: (i) at the time of personal delivery, if delivery is in person; (ii) at the time of transmission by facsimile, addressed to the other party at its facsimile number specified herein (or hereafter modified by subsequent notice to the parties hereto), with confirmation of receipt made by both telephone and printed confirmation sheet verifying successful transmission of the facsimile; (iii) one (1) business day after deposit with an express overnight courier for deliveries within a country, or three (3) business days after such deposit for international deliveries or
(iv) three (3) business days after deposit in mail by certified mail (return receipt requested) or equivalent for deliveries within a country. For the purposes of this Section, a delivery between the PRC and Hong Kong shall be considered an international delivery.

         All notices for international delivery will be sent by facsimile or by express courier. All notices not delivered personally or by facsimile will be sent with postage and/or other charges prepaid and properly addressed to the party to be notified at the address or facsimile number indicated for such party, in the case of the Company, at 206-5050 Kingsway, Burnaby, BC, Canada,V5H 4H2, Attention: Mr. Pak Kwan Cheung, Facsimile: (604) 439-9869, with a copy to Hecht & Steckman, P.C., 60 East 42nd Street, Suite 5101, New York, NY 10165-5101, Attention: Charles J. Hecht, Esq. or, in the case of the Investor, c/o Yugang International Ltd., Room 3301-4, China Resources Building, 26 Harbour Road, Hong Kong, Attention: Mr. Edmond Leung, Facsimile: (852) 2827-5549, or at such other address or facsimile number as such other party may designate by giving ten (10) days advance written notice by one of the indicated means of notice herein to the other parties hereto. Notices by facsimile shall be machine verified as received.

         Any party hereto (and such party's permitted assigns) may by notice so given change its address for future notices hereunder. Notice shall conclusively be deemed to have been given in the manner set forth above.

                  8.7 COSTS, EXPENSES. Each party hereto shall bear its own costs in connection with the preparation, execution and delivery of this Agreement and the Investor Rights Agreement and the issuance of the Convertible Debenture and the Warrant.

                  8.8 NO FINDER'S FEES. Except for the finder's fee payable by the Company to Albert Yao and Echo Shine Limited, whose address is 1401-2 Yue Shing Commercial Building, 16 Queen Victoria Street, Central, Hong Kong, in an amount equal to six percent (6%) of the Purchase Price plus six percent (6%) of the amount paid by the Investor upon exercise of the Warrant, each party represents that it neither is nor will be obligated for any finder's or broker's fee or commission in connection with this transaction. The Investor agrees to indemnify and to hold harmless the Company from any liability for any commission or compensation in the nature of a finders' or broker's fee (and any asserted liability) for which the Investor or any of its officers, partners, employees, or representatives is responsible. The Company agrees to indemnify and hold harmless the Investor from any liability for any commission or compensation in the nature of a finder's or broker's fee (and any asserted liability) for which the Company or any of its officers, employees or representatives is responsible.

                  8.9 AMENDMENTS AND WAIVERS. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the Investor. No delay or omission to exercise any right, power, or remedy accruing to the Investor, upon any breach, default or noncompliance of the Company under this Agreement shall impair any such right, power, or remedy, nor shall it be construed to be a waiver of any such breach, default or noncompliance, or any acquiescence therein, or of any similar breach, default or noncompliance thereafter occurring. All remedies, either under this Agreement, by law, or otherwise afforded to the Investor, shall be cumulative and not alternative.

                  8.10 SEVERABILITY. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision(s) shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision(s) were so excluded and shall be enforceable in accordance with its terms.

                  8.11 ENTIRE AGREEMENT. This Agreement, together with all exhibits and schedules hereto, constitutes the entire agreement and understanding of the parties with respect to the subject matter hereof and supersedes any and all prior negotiations, correspondence, agreements, understandings duties or obligations between the parties with respect to the subject matter hereof.

                  8.12 FURTHER ASSURANCES. From and after the date of this Agreement, upon the request of the Investor or the Company, the Company and the Investor shall execute and deliver such instruments, documents or other writings as may be reasonably necessary or desirable to confirm and carry out and to effectuate fully the intent and purposes of this Agreement.

         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                                     THE COMPANY:
                                                     ------------
                                                     TENGTU INTERNATIONAL CORP.

                                                     By:
                                                     Name:
                                                     Title:

                                                     INVESTOR:
                                                     ---------

                                                     TOP EAGLE HOLDINGS LIMITED

                                                     By:
                                                     Name:
                                                     Title:

              CONVERTIBLE DEBENTURE AND WARRANT PURCHASE AGREEMENT
                                LIST OF EXHIBITS

       Exhibit A    -    Convertible Debenture
       Exhibit B    -    Warrant
       Exhibit C    -    Schedule of Exceptions
       Exhibit D    -    Investor Rights Agreement

       Exhibit E    -    List of Subsidiaries

       Exhibit F    -    Certificate of Incorporation and By-Laws of the Company

       Exhibit G    -    Investment Letter

       Exhibit H    -    Comadex Employment Agreement